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                                                                     Exhibit 1.4

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            Industry Canada      Industrie Canada

        Certificate                         Certificat
        of Amendment                        de modification

        Canada Business                     Loi canadienne sur
        Corporations Act                    les societes par actions

MITEL NETWORKS CORPORATION

CORPORATION MITEL NETWORKS                                               385460-4
______________________________________________      _________________________________________________
Name of corporation-Denomination de la societe        Corporation number-Numero de la societe

I hereby certify that the articles of the             Je certifie que les statuts de la societe
above-named corporation were amended:                 susmentionnee ont ete modifies:

a) under section 13 of the Canada                   [ ]   a) en vertu de l'article 13 de la Loi
   Business Corporations Act in                              canadienne sur les societes par
   accordance with the attached notice;                      actions, conformement a l'avis
                                                             ci-joint;

b) under section 27 of the Canada                   [ ]   b) en vertu de l'article 27 de la Loi
   Business Corporations Act as set out in                   canadienne sur les societes par
   the attached articles of amendment                        actions, tel qu'il est indique dans les
   designating a series of shares;                           clauses modificatrices ci-jointes
                                                             designant une serie d'actions;

c) under section 179 of the Canada                  [X]   c) en vertu de l'article 179 de la Loi
   Business Corporations Act as set out in                   canadienne sur les societes par
   the attached articles of amendment;                       actions, tel qu'il est indique dans les
                                                             clauses modificatrices ci-jointes;

d) under section 191 of the Canada                  [ ]   d) en vertu de l'article 191 de la Loi
   Business Corporations Act as set out in                   canadienne sur les societes par
   the attached articles of reorganization;                  actions, tel qu'il est indique dans les
                                                             clauses de reorganisation ci-jointes;

/s/ Richard G. Shaw                                       October 12, 2006 / le 12 octobre 2006
-----------------------------------------
   Richard G. Shaw                                       Date of Amendment - Date de modification
   Director - Directeur
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
Industry Canada     Industrie Canada          ELECTRONIC TRANSACTION       RAPPORT DE LA TRANSACTION
                                                        REPORT                    ELECTRONIQUE
Canada Business     Loi canadienne sur les
Corporations Act    societes par actions      ARTICLES OF AMENDMENT        CLAUSES MODIFICATRICES
                                              (SECTIONS 27 OR 177)          (ARTICLES 27 OU 177)
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Processing Type - Mode de traitement:   E-Commerce/Commerce-E

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
1. Name of Corporation - Denomination de la societe      2. Corporation No. - N degrees de la societe

MITEL NETWORKS CORPORATION                                                      385460-4
CORPORATION MITEL NETWORKS
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3. The articles of the above-named corporation are amended as follows:

   Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

  (a)To delete paragraph 5 thereof and substitute the following:

  "Minimum 3, Maximum 15"

  (b) To delete at paragraph 7 thereof the following:

  "and within any fixed number of directors from time to time authorized by the shareholders of the Corporation."

  and substitute at paragraph 7 thereof the following:

  "with such fixed number of directors from time to time authorized by the directors of the Corporation."

Date        Name - Nom             Signature         Capacity of - en qualite
2006-10-12  SANDRA FELSKIE                           AUTHORIZED OFFICER

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